UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                            Fidelity Bankshares, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         000-29040                    65-0717085
 --------------------          ----------------------        -------------------
(State or other jurisdiction      (SEC File Number)           (I.R.S. Employer
  of incorporation)                                          Identification No.)

               205 Datura Street, West Palm Beach, Florida, 33401
             ----------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (561) 803-9900


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K


Item 7.   Financial Statements and Exhibits

          (a)  No financial statements of businesses acquired are required.

          (b)  No pro forma financial information is required.

          (c) Attached as an exhibit is Fidelity Bankshares, Inc.'s (the "Company") news release announcing its June 30, 2004 earnings.

Item 12.  Results of Operations and Financial Condition

          The Company announced its June 30, 2004 financial results by release. The press release is included as an exhibit.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 Fidelity Bankshares, Inc.


DATE:  July 20, 2004                        By:  /s/ Vince A. Elhilow
                                                 ------------------------------
                                                 Vince A. Elhilow
                                                 Chairman of the Board
                                                  and Chief Executive Officer









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                                  EXHIBIT INDEX

99.1     News release dated July 20, 2004 announcing June 30, 2004 earnings.